SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 23, 2003


                                SPAR GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-27824                   33-0684451
          --------                     -------                   ----------
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)               File No.)              Identification No.)


580 White Plains Road, Tarrytown, New York                         10591
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(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (914) 332-4100


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)       Exhibits:

          99.1     Press Release of the Registrant dated April 23, 2003.


Item 9.   Regulation FD Disclosure.
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On April 23, 2003,  SPAR Group,  Inc. (the  "Company")  issued the press release attached to this current report on Form 8-K (the "Report") as Exhibit 99.1 reporting its financial results for the first quarter ended March 31, 2003.

The information in this Report,  including the exhibit, is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The foregoing information is furnished under Item 9 in place of Item 12 of this Report in accordance with the interim guidance provided by the Securities and Exchange Commission in Release 33-8216 dated March 27, 2003.






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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2003

                                        SPAR Group, Inc.



                                        By: /s/ Charles Cimitile
                                            ------------------------------------
                                            Name:   Charles Cimitile
                                            Title:  Chief Financial Officer


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                                 EXHIBIT INDEX

                  EXHIBIT NO.         DESCRIPTION
                  -----------         -----------

                  99.1                Press Release dated April 23, 2003